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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE                   Contact:  Charles R. Lambert
---------------------                             Manager - Investor Relations
                                                  (205) 970-7030
                                                  CLambert@vesta.com



               VESTA REPORTS FOURTH QUARTER AND YEAR END RESULTS

        2000 Pre-Tax Operating Earnings Increase by 68% Over Prior Year; Standard Property-Casualty Combined Ratio of 95.7% for Fiscal Year 2000



     BIRMINGHAM, Ala. - March 1, 2001 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported a 68% increase in pre-tax operating earnings. Pre-tax operating earnings, which exclude realized gains and losses, are net of minority interest, and are from continuing operations were $18.1 million for the year ending December 31, 2000 compared to $10.8 million for 1999.

     Net operating earnings for 2000 were $9.7 million or $0.53 per share (basic) compared to $1.9 million or $0.10 per share (basic) in 1999. Income available to common shareholders for 2000 was $16.7 million or $.92 per share (basic) for the year ended December 31, 2000 compared to $32.4 million or $1.73 per share for 1999. For 2000, Vesta reported $3.7 million for preferred stock dividends compared to $.6 million in 1999. Fiscal year 2000 results were also impacted by realized losses of $2.1 million compared to realized gains of $12.8 million in 1999.
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Fourth Quarter Results

     For the quarter ending December 31, 2000, Vesta's pre-tax operating earnings were $3.9 million compared to a loss of $3.1 million for the same period in 1999. Net operating earnings from continuing operations were $2.2 million or $0.12 per share (basic) in the fourth quarter of 2000 compared to a loss of $3.4 million or $0.18 per share (basic) in the fourth quarter of 1999.

     Income available to common shareholders was $5.4 million, or $.29 per share (basic) for the fourth quarter of 2000 compared to $13.9 million, or $.74 per share (basic) for the fourth quarter of 1999. Fourth quarter 2000 results included a $9.2 million after-tax gain on the extinguishments of preferred securities compared to a $9.5 million after-tax gain on the extinguishments of preferred securities in the same period of 1999. In addition, the quarterly results showed a $1.3 million obligation for preferred stock dividends in 2000 compared to $.6 million in the fourth quarter of 1999. Fourth quarter 2000 results were impacted by realized losses of $.3 million, while fourth quarter 1999 results were impacted by realized losses of $.2 million.

     "We are pleased with the fourth quarter and year 2000 results," said James
E. Tait, Chairman of Vesta Insurance Group. "Results from our continuing operations affirm that our strategy to be a consumer-oriented full service financial services company will produce growth and enhance shareholder value."

                                       2
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Segment Results

     Vesta's standard property-casualty business reported net written premium of $47 million in the fourth quarter of 2000 compared to $39.8 million in the same period of 1999. The Company's GAAP combined ratio for the fourth quarter was 98.2% for its standard property-casualty segment compared to a combined ratio of 106.8% for the fourth quarter of 1999. This is the fourth straight quarter that the combined ratio has been under 100% for this segment. For fiscal year 2000, the Company's combined ratio was 95.7% compared to 96.8% for 1999.

     "Our combined ratio reflects the actions that we took in 1999 and 2000 to improve profitability in our standard property-casualty segment," said Norman W. Gayle, III, President of Vesta Insurance Group. "We have continually focused on implementing tighter underwriting guidelines, reducing expenses and implementing rate increases when appropriate."

     The life insurance segment provided outstanding contributions in only six months with Vesta. In 2001, the Company will realize the full-year benefit of American Founders' results and the added contribution of Aegis Financial, the holding company for States General Life Insurance Company that Vesta acquired in late 2000.

     The Company's specialty lines operations provided promising contributions to the bottom line in only a half-year of results. This business is not yet fully developed and Gayle said that the Company expects its contributions to grow in 2001.

                                       3
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     Vesta's corporate and other segment, which consists of net investment income on capital, interest on debt and certain overhead expenses not directly associated with a particular segment, showed that the Company held expenses flat. Going forward, Vesta has eliminated its preferred dividend obligations by effectively retiring the Series A Convertible Preferred Stock held by the Birmingham Investment Group, LLC in January 2001, and has reduced its annual interest expenses through a series of debt for equity swaps and debt repurchases. The retirement of the preferred stock saves the Company $2.25 million in annual dividend obligations. Reduction of outstanding debt has eliminated approximately $7.2 million of ongoing interest expense obligations compared to 1999. As a result, the Company's debt to total capital ratio is 36.7% as of December 31, 2000 compared to 48.5% as of December 31, 1999.

     In addition to its commercial lines, the Company is presenting its reinsurance assumed business as a discontinued operation in 2000 because its last active reinsurance assumed contract was canceled in the fourth quarter of 2000. The discontinued operations reported a net loss of $2.4 million in fiscal year 2000 compared to income of $12.7 million in 1999. The 1999 results were impacted by a one-time gain of $15 million associated with the sale of renewal rights for certain of the Company's assumed reinsurance contracts. During the fourth quarter of 2000, the Company strengthened its commercial and reinsurance assumed reserves by approximately $4 million. The total amount of net reserves for discontinued operations held by the Company is approximately $50 million.

                                       4
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     Vesta management will hold its quarterly conference call to discuss fourth quarter and year end 2000 results on March 2, 2001 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and www.videonewswire.com/vesta/030201/.
         -------------     -----------------------------------

About Vesta Insurance Group, Inc.

     Vesta, headquartered in Birmingham, Ala., is a holding company for a group of financial services companies that offer a wide range of consumer-based products distributed through the an independent agency force.

     This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws.
You should be aware that Vesta's actual operations and financial performance, including its combined ratio for the fiscal year ended December 31, 2001, may differ materially from those reflected in these forward-looking statements.
Some of the factors that could affect the forward-looking statements contained herein include, without limitation: that competitors may decide to target the Company's customer base by offering lower priced insurance; that the Company's independent agents may decide to discontinue sales of the Company's insurance to the individuals they represent; that new policy application levels may not rise to levels necessary to generate sufficient premium volume to achieve its financial performance goals; that A.M. Best may downgrade the Company's rating; that Vesta may be compelled to pay damages or settlement costs incurred in connection with a pending class action lawsuit in excess of available coverage under Vesta's Directors' and Officers' insurance policies; and that Vesta may ultimately be unable to recover a significant amount of paid losses currently reflected on its published financial statements as recoverable under a reinsurance treaty. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

                                       5
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

                                                    Vesta Insurance Group, Inc.
                                                  4th Quarter Segment Comparison
                                                      (amounts in thousands)


                                                      Standard Property-
                                     Life Insurance       Casualty          Specialty lines         Corp & Other
                                   -----------------  ------------------    ---------------      ------------------
                                     2000     1999      2000      1999       2000      1999       2000         1999
                                   -------   -------  -------   --------    -------   -----      ------       -----
Revenues:
 Net premiums written              $ 1,515             $46,951   $39,806    $1,822
 Decrease in unearned
  premiums                                               5,572    15,400      (866)
                                   -------   -------   -------   -------    ------    ------
 Net premiums earned                 1,515              52,523    55,206       956
 Net investment income              10,742                                                       $6,046     $ 7,607
 Investment product
  policy charges                     1,035
 Realized gains (losses)                                                                           (261)       (243)
 Other                                 201                  34       286                           (757)
                                   -------   -------   -------   -------    ------    ------     ------     -------
     Total revenues                 13,493              52,557    55,492       956                5,028       7,364

Expenses:
 Policyholder benefits               5,308
 Loss and LAE expenses
  incurred                                              32,312    39,779       605
 Policy acquisition
  expenses                            (472)             13,018    12,480      (609)
 Operating expenses                  2,831               6,277     6,701                          3,171       2,993
 Interest on debt                    2,682                                                        2,069       3,948
 Goodwill and other
  intangible amortization                                                                           486         308
                                   -------   -------   -------   -------    ------    ------     ------     -------
     Total expenses                 10,349              51,607    58,960        (4)               5,726       7,249

Income (loss) from continuing
  operations before income taxes
  deferreable capital securities,
  and minority interest              3,144                 950    (3,468)      960                 (698)        115
Income taxes (benefit)                 889                 335    (1,378)      326                 (237)         62
DCS, net of income tax                                                                              273       1,506
Minority interest in subsidiary        737
                                   -------   -------   -------   -------    ------    ------     ------     -------
     Net income (loss) from
       continuing operations       $ 1,518             $   615   $(2,090)   $  634               $ (734)    $(1,453)
                                   =======   =======   =======   =======    ======    ======     ======     =======
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
                                                    Vesta Insurance Group, Inc
                                                 Quarter vs Quarter and YTD vs YTD
                                             (amounts in thousands, except share data)

                                                                             4th Qtr          4th Qtr         YTD           YTD
                                                                              2000             1999           2000          1999
                                                                             -------          -------       --------      --------
Revenues:
  Net premiums written                                                       $50,288          $39,806       $210,742      $227,807
  Decrease in unearned premiums                                                4,706           15,400          6,257        20,269
                                                                             =======          =======       ========      ========

  Net premiums earned                                                         54,994           55,206        216,999       248,076
  Net investment income                                                       16,788            7,607         45,903        25,949
  Investment product policy charges                                            1,035                           2,209
  Realized gains (losses)                                                       (261)            (243)        (2,061)       12,756
  Other                                                                         (522)             286          2,103         4,527
                                                                             -------          -------       --------      --------
     Total revenues                                                           72,034           62,856        265,153       291,308

Expenses:
  Policyholder benefits                                                        5,308                           9,610
  Loss and LAE expenses incurred                                              32,917           39,779        125,432       165,014
  Policy acquisition expenses                                                 11,937           12,480         52,247        46,289

  Operating expenses                                                          12,279            9,694         43,574        41,162
  Interest on debt                                                             4,751            3,948         15,105        13,215

  Goodwill and other intangible amortization                                     486              308          1,591         2,118
                                                                             -------          -------       --------      --------
     Total expenses                                                           67,678           66,209        247,559       267,798

Income (loss) from continuing operations before income taxes
  deferreable capital securities, and minority interest                        4,356           (3,353)        17,594        23,510
Income taxes (benefit)                                                         1,313           (1,316)         5,664         7,129
DCS, net of income tax                                                           273            1,506          1,986         5,632
Minority interest in subsidiary                                                  737                           1,595
                                                                             -------          -------       --------      --------
     Net income (loss) from continuing operations                              2,033           (3,543)         8,349        10,749


Income (loss) from discontinued operations, net of tax                        (4,570)           8,477         (2,397)       12,706
Income (loss) before extraordinary item                                       (2,537)           4,934          5,952        23,455
Gain on debt extinguishments, net of tax                                           -                           5,250

Net income (loss)                                                             (2,537)           4,934         11,202        23,455
Gain on redemption of preferred securities                                     9,190            9,548          9,190         9,548
Preferred stock dividend                                                      (1,272)            (563)        (3,670)         (563)
                                                                             -------          -------       --------      --------
Income available to common shareholders                                      $ 5,381          $13,919       $ 16,722      $ 32,440
                                                                             =======          =======       ========      ========


Basic net income (loss)  from continuing operations per share                $  0.11          $ (0.19)      $   0.46      $   0.57
                                                                             =======          =======       ========      ========
Basic income available to common shareholders per share                      $  0.29          $  0.74       $   0.92      $   1.73
                                                                             =======          =======       ========      ========
Diluted net income (loss) from continuing operations per share               $  0.08          $ (0.14)      $   0.34      $   0.53
                                                                             =======          =======       ========      ========
Diluted net income available to common shareholder per share                 $  0.25          $  0.57       $   0.78      $   1.63
                                                                             =======          =======       ========      ========


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
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                                                    Vesta Insurance Group, Inc
                                               Condensed Consolidated Balance Sheets
                                                      (amounts in thousands)


                                                                          December 31,          December 31,
                                                                              2000                 1999
                                                                          ------------          ------------
Assets:
  Invested assets                                                         $1,004,895             $466,320
  Cash                                                                        13,374               17,677
  Other assets                                                               601,369              431,812
                                                                          ----------             --------
     Total assets                                                         $1,619,638             $915,809
                                                                          ==========             ========
Liabilities:
  Future policy benefits                                                  $  660,284
  Losses and loss adjustment expenses                                        263,689             $354,709
  Unearned premiums                                                          104,755              133,029
  Debt                                                                        91,419              146,876
  Other liabilities                                                          251,155               39,905
                                                                          ----------             --------
     Total liabilities                                                     1,371,302              674,519

Deferreable capital securities                                                33,225               41,225
Stockholders' equity                                                         215,111              200,065
                                                                          ----------             --------
     Total liabilities and stockholders' equity                           $1,619,638             $915,809
                                                                          ==========             ========


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